Exhibit 10.17


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement"), made this 1st day of Octber, 2008, by and among ***************************************************** (the
"Lender"), and PEOPLES BANCORPORATION, INC., a South Carolina corporation and a bank holding company (the "Borrower").

                              W I T N E S S E T H:

         THAT THE LENDER AND THE BORROWER for consideration, the receipt and adequacy of which is hereby acknowledged, covenant and agree as follows:

         Section 1. The Revolving Loan. Subject to the terms and conditions and relying upon the representations and warranties set forth in this Agreement, the Lender agrees to make loans (each, a "Loan" and, collectively, the "Revolving Loan") to the Borrower on the date hereof in an aggregate principal amount outstanding at any time not to exceed $15,000,000 (the "Revolving Loan Commitment"). On September 28, 2010, all principal and interest under the Revolving Loan shall be due in full (the "Maturity Date"). The Revolving Loan shall be evidenced by the promissory note of the Borrower (the "Note"), the terms of the Note being incorporated herein by reference. The Borrower hereby agrees to pay the Lender interest on the unpaid principal amount of the Note from time to time outstanding at the rate or rates per annum determined pursuant the Note, and with such amounts being payable on the dates set forth in the Note.

                  (a) Conversion to Term Loan. At any one or more times from and after the date hereof but prior to the Maturity Date, the Borrower may elect to convert up to $10,000,000 of the Revolving Loan Commitment to a term loan (each such conversion being deemed to be a "Converted Loan" and, collectively with any other Converted Loan, the "Converted Loans" and collectively with the Revolving Loan, the "Loans") by notifying the Lender that Borrower desires such conversion, whereupon the Lender shall prepare the documentation required to implement such Converted Loan (subject to the limitations described in this Section 1(a), with financial terms to be reasonably agreed between the Lender and Borrower as to method and timing of borrowings and repayments, including a term and loan amortization schedule not to exceed five years) for execution solely by the Lender and the Borrower; provided, however, that: (i) the total amount of the Converted Loans shall not exceed an aggregate amount of $10,000,000; (ii) Converted Loans shall each be in a minimum amount of at least $500,000; (iii) the rate of interest of the Converted Loans shall not be less than 90-day LIBOR Rate plus three hundred basis points (3.00), and upon any Event of Default, Lender may, at its option and upon notice to Borrower, increase the interest rate on the entire outstanding principal balance and any late fees, together with all accrued and unpaid interest relating to the Converted Loans to the 90-day LIBOR Rate plus four hundred basis points (4.00); (iv) the Borrower must be in pro forma financial covenant compliance both before and immediately after giving effect to such Converted Loan; (v) no Default or Event of Default shall have occurred and be continuing either before or immediately after giving effect to such Converted Loan; (vi) the Revolving Loan Commitment shall be permanently reduced on a dollar-for-dollar basis in respect to the amount of the Converted Loan; and (vii) all representations and warranties of the Borrower shall continue to be true in all material respects on the date such Converted Loan is made as though made on such date, except for those representations and warranties that specifically relate to an earlier date. All prepayments applicable to the Loans will be allocated pro rata among the Revolving Loan and any Converted Loan pari passu therewith, unless otherwise allocated by the Lender. No Converted Loan shall be made unless the conditions set forth in Section 3 with regard to advances under the Revolving Loan shall be satisfied at the time of, and giving pro forma effect to, the making of such Converted Loan. All Converted Loans shall be secured by the Collateral pro rata with the Revolving Loan. The terms and conditions of any Converted Loan shall be (except as otherwise expressly set forth herein or consented to in writing by the Lender), immediately prior to the effectiveness of such Converted Loan, the same as the terms and conditions of the Revolving Loan at such time.

                  (b) Collateral. To secure the payment of the Note and to secure the performance of the Borrower's covenants contained herein, the Borrower has given the Lender a first priority stock pledge agreement satisfactory to the Lender (the "Stock Pledge Agreement") covering the outstanding shares of common stock (the "Stock") of The Peoples National Bank, Bank of Anderson, N.A., and Seneca National Bank, all nationally chartered banks and wholly owned Subsidiaries of the Borrower (the "Banks"). The grant of this security interest is described in more detail in the Stock Pledge Agreement and loan documents given to evidence or secure the Revolving Loan.

                  (c) Fees. Borrower hereby agrees to pay to the Lender a commitment fee (the "Commitment Fee"), equal to twenty basis points (0.20) per annum of the Revolving Loan Commitment, payable (i) on the Maturity Date, and (ii) on the first anniversary of the Maturity Date; provided that any payment of the Commitment Fee, once the same becomes due and payable, shall be fully earned and shall not be subject to refund or rebate. In addition, Borrower hereby agrees to pay to the Lender a non-usage fee (the "Non-Usage Fee") for each day equal to the product of (i) 20 basis points (0.20) per annum multiplied by (ii) the difference between (A) the Revolving Loan Commitment and (B) the aggregate outstanding amount of the Revolving Loan plus any Converted Loans on such day, payable quarterly with respect to the immediately preceding quarter on the same day of each calendar quarter that accrued interest is paid under the Note.

         Section 2. Use of Loan Proceeds. The proceeds of the Revolving Loan are to be used to provide capital for the Banks and for general corporate purposes.

         Section 3. Warranties of the Borrower; Conditions to Disbursement. Prior to the disbursement of any draw request under the Revolving Loan, the Lender must have received certification of the following warranties from the Borrower, such certification being a condition to disbursement:

                  (a) The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina and is qualified to do business in all jurisdictions where such qualification is necessary. The Borrower is registered as a bank holding company with Federal Reserve and the South Carolina State Board of Financial Institutions. The principal place of business of the Borrower where the records of the Borrower are kept is located at 1800 E. Main Street, Easley, South Carolina.

                  (b) The Banks are each nationally chartered banks duly organized, validly existing, and in good standing pursuant to the laws of the United States of America and subject to examination by the the Office of the Comptroller of the Currency (the "OCC") and the Federal Deposit Insurance Corporation (the "FDIC"). The Borrower owns all of the Stock (consisting of 832,605 shares of common stock of The Peoples National Bank; 700,000 shares of common stock of Bank of Anderson, N.A.; 350,000 shares of common stock of Seneca National Bank) of the Banks and there are no other outstanding shares of capital stock and no outstanding options, warrants or other rights that can be converted into shares of capital stock of the Banks. The Banks have all requisite corporate power and authority and possess all licenses, permits and authorizations necessary for them to own their own properties and conduct their own business as presently conducted.

                  (c)  Each   financial   statement   of  the  Borrower  or  any
          Subsidiary, which has been delivered to the Lender, presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the periods shown therein. There has been no Material Adverse Change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of the most recent financial statements delivered to the Lender or the most recent regulatory report filed with the appropriate agency, except as previously disclosed to the Lender.

                  (d) The Borrower has full power and authority to execute and perform the Financing Documents. The execution, delivery, and performance by the Borrower of the Financing Documents (i) have been duly authorized by all requisite action by the Borrower, (ii) do not violate any provision of law, and (iii) do not result in a breach of or constitute a default under any agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound. Each of the Financing Documents constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

                  (e) Except for the security interest created by the Stock Pledge Agreement, the Borrower owns the Stock free and clear of all liens, charges, and encumbrances. The Stock is duly issued, fully paid and non-assessable except to the extent provided by 12 U.S.C. Section 55, and the Borrower has the unencumbered right to pledge the Stock.

                  (f) To the best knowledge of the Borrower, there is no action, arbitration, or other proceeding at law or in equity, or by or before any court, agency, or arbitrator, nor, to the best knowledge of Borrower, is there any judgment, order, or other decree pending, anticipated, or threatened against the Borrower or any Subsidiary or against any of their properties or assets which might have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might call into question the validity or enforceability of the Financing Documents, or which might involve the alleged violation by the Borrower or any Subsidiary of any law, rule or regulation.

                  (g) No consent or other authorization of any governmental authority or other public body on the part of the Borrower or any Subsidiary is required in connection with the Borrower's execution, delivery, or performance of the Financing Documents; or if required, all such prerequisites have been fully satisfied.

                  (h) Except as previously disclosed in writing by the Borrower, none of the real property now or previously owned by Borrower or any Bank Subsidiary contains any underground petroleum storage tank, is being used for the disposal of any property or materials in violation of any federal, state, or local health, safety, or environmental law, ordinance, or regulation, nor to the best knowledge of the Borrower has it been so used. No proceeding has been commenced, or notice received, concerning any alleged violation of any such law, ordinance or regulations. To the best knowledge of the Borrower, all real property now or previously owned by Borrower or any Bank Subsidiary is free of hazardous or toxic wastes, contaminants, oil, radioactive or other materials the removal of which is required, or the maintenance of which is restricted, prohibited or penalized, by any federal, state or local agency, authority, or governmental unit, or which may be disposed of or transported lawfully only pursuant to a special permit or by or at a governmentally approved facility.

                  (i) No employee benefit plan established or maintained, or to which contributions have been made, by Borrower or any Bank Subsidiary which is subject of Part 3 of Subtitle I of the Employee Retirement Income Security Act of 1974, amended ("ERISA"), had an "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, or would have had such an accumulated funding deficiency of such day if such were the first year of such plan to which such Part 3 applied; and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by Borrower or any Bank Subsidiary. Each such employee benefit plan complies and will comply fully with all applicable requirements of ERISA and of the Internal Revenue Code of 1986 as amended (the "Code"), and which all applicable rulings and regulations issued under the provisions of ERISA and the Code. This Agreement and the consummation of the transactions contemplated herein will not involve any prohibited transactions within the scope of ERISA or
          Section 4975 of the Code.

          Section 4. Covenants of the Borrower.  The Borrower  hereby  covenants and agrees with the Lender as follows:

         Affirmative Covenants:

                  (a) The Borrower shall promptly furnish to the Lender: (i) not later than 120 days after the end of each fiscal year, audited consolidated financial statements of the Borrower prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and certified by a registered public accounting firm; (ii) not later than 45 days after each of the first three quarters of each fiscal year, unaudited consolidated financial statements of the Borrower, prepared in accordance with GAAP (subject to changes resulting from normal year-end adjustments) and certified by the chief financial officer of the Borrower; (iii) not later than 45 days after the end of each of the first three quarters of each year, copies of the Call Reports and Problem Asset Summaries of the Banks for the fiscal quarter then ended, in compliance with the requirements of the governmental regulatory agency which has authority to examine the Banks, all prepared in accordance with the requirements imposed by the applicable governmental regulatory agency; (iv) immediately after the occurrence of a Material Adverse Change or the imposition of any letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such event and the action which the Borrower or any Subsidiary proposes to take with respect thereto; (v) from time to time upon request of the Lender, copies of the Borrower's annual reports and quarterly regulatory reports and each Subsidiary's annual reports and quarterly regulatory reports, as applicable; and (vi) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties, or prospects of the Borrower or any Subsidiary as the Lender may reasonably request (including meetings with the Borrower's or Subsidiary's officers and employees).

                  (b) The Borrower and each Subsidiary shall punctually pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it or upon its income or upon any of its property, except taxes, assessments and other charges which are in good faith being timely litigated or otherwise properly contested by the Borrower or the Subsidiary and as to which the contestant has established an adequate reserve on its books.

                  (c) The Borrower and each Subsidiary shall comply in all material respects with all requirements of constitutions, statutes, rules, regulations, and orders and all orders and decrees of courts and arbitrators applicable to it or its properties.

                  (d) The Borrower shall, immediately upon distribution, provide the Lender with a copy of any offering disclosure materials for any stock offering along with any additional information about commitments for sale of stock associated with any such offering.

                  (e) The Borrower shall furnish the Lender with a copy of the most recent external loan review for the Banks if requested by the Lender.

                  (f) The Borrower shall pay the reasonable out-of-pocket costs and expenses, including attorneys fees, incurred by the Lender in connection with this Revolving Loan.

                  (g) The Borrower shall maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to Borrower's, including but not limited to fire, public liability, property damage, business interruption, worker's compensation, director and officer liability and errors and omissions coverage.

                  (h) The Borrower shall keep all of Borrower's properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's property shall be fully and efficiently preserved and maintained.

                  (i) Within 90 days of the date hereof, the Borrower will furnish to the Lender true, correct and complete copies of (i) the Borrower's articles of incorporation as in effect at the time such articles are provided to the Lender; (ii) the Banks' charters as in effect at the time such charters are provided to the Lender (as certified by the OCC and dated within 90 days of the date provided to the Lender); (iii) certificate of existence for the Borrower issued by the South Carolina Secretary of State (dated within 90 days of the date provided to the Lender); (iv) the bylaws of the Borrower in effect immediately prior to the adoption of the resolutions referred to below (and such bylaws shall have not been further altered or amended and shall have remained in full force and effect at all times since the adoption of such resolutions through the date provided to the Lender); and (v) resolutions of the Board of Directors of the Borrower adopted at a duly called meeting authorizing the Revolving Loan and the granting of a security interest in the Stocks (the "Resolutions"). When provided to the Lender, the Resolutions shall be in full force and effect and shall have not been modified in any respect. The Borrower and the Banks shall remain in valid existence under the laws of the state of South Carolina and the United States of America. Finally, neither the Borrower nor any of the Banks shall materially amend the Borrower's or the Banks' articles of incorporation or association without prior notice to the Lender.

         Negative Covenants:

                  (a) The Borrower shall not permit its capital or the capital of any subsidiary Bank as of the end of any fiscal quarter during the term of this Agreement to be less than "well capitalized;" provided however that it shall not be a violation of this covenant if the Borrower or a Subsidiary Bank shall again become well capitalized within 60 days of the date that such entity determined or received notice that it had been determined that it is no longer well capitalized. For the purposes of this Agreement, "well capitalized" shall mean as defined by 12 CFR ss. 6.4 for each of the Banks and 12 CFR ss. 225.2(r) for the Borrower.

                  (b) The Borrower shall not permit the allowance for loan and lease losses of any of the Banks to be less than 1.25% of its gross loans at the end of each fiscal quarter; provided however, if permitted by the appropriate regulatory agencies and the applicable internal calculations formula of the Bank, any of the Banks may reduce such allowance upon the prior written approval from the Lender, which approval shall not be unreasonable withheld.

                  (c) The Borrower shall not permit the ratio of Non-performing Assets to total assets of the Borrower to exceed 3.50%; provided however that, if the ratio of Non-performing Assets to total assets of the Borrower exceeds 1.50% but is less than 3.50%, the Borrower shall not be in breach of this covenant but the interest rate of the Loan shall be adjusted as stated in the Note.

                  (d) The Borrower shall pay no cash dividend, without the prior written consent of the Lender (not to be unreasonably withheld) if the payment would cause the Borrower to fail to be well capitalized.

                  (e) The Borrower shall not, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other Person (other than a Subsidiary) without prior approval by the Lender except in connection with deposits, repurchase agreements, overdrafts, and other banking transactions entered into by a Bank Subsidiary in the ordinary course of its business, including without limitation borrowings of federal funds, Federal Home Loan Bank advances, or Trust Preferred Indebtedness. Notwithstanding this provision, the Borrower and the Lender acknowledge that the projections of the Banks indicate additional earnings will be generated during the term of the Loans, and that such additional earnings could be used to service additional debt in the form of trust preferred securities. Provided that the Borrower and the Banks are otherwise in compliance and will remain in compliance with all of the ratio requirements of the Loans, the Borrower may incur additional debt without the consent of the Lender, with such additional debt restricted to trust preferred securities and related guaranty.

                  (f) Except in the settlement of previously incurred obligations acquired in the ordinary course of business, neither the Borrower nor any Subsidiary shall acquire any material portion of the stock, other equity interests or assets or business of any other Person without the prior written consent of the Lender (not to be unreasonably withheld).

                  (g) Neither the Borrower nor any Subsidiary shall sell, convey, pledge, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily any of its properties or assets whether tangible or intangible (including, but not limited to, shares of capital stock of the Borrower nor the Pledged Shares (as defined in the Stock Pledge Agreement or any portion thereof), except for (i) leases entered into in the ordinary course of business, (ii) dispositions of its properties or assets; if such properties or assets are replaced by replacement properties or assets used for similar or related purposes, and (iii) other dispositions of properties or assets in the ordinary course of business which are not, individually or in the aggregate, material to the operation of such Person's business.

                  (h) Neither the Borrower nor any Subsidiary shall merge or enter a binding agreement to merge with or into or consolidate with any other Person without the prior written consent of the Lender (not to be unreasonably withheld); provided, however, that one or more of the Borrower's Subsidiaries may merge with another Subsidiary of the Borrower without consent.

                  (i) Unless required by the Securities and Exchange Commission, the OCC, the FDIC, the Federal Reserve, the South Carolina State Board of Financial Institutions or any other state or federal regulatory entity having or claiming jurisdiction over the Borrower, Borrower will not disclose information relating to the Lender or terms and conditions of the Loans.

         Section 5. Advances under the Revolving Loan. The Lender shall not be obligated to make any advance of the Revolving Loan to the Borrower unless:

               (a) All representations and warranties of the Borrower contained in this Agreement or the Note shall be true in all material respects on and as of the date of each advance of the Revolving Loan.

               (b) The Borrower and each Subsidiary shall have performed in all material respects all their agreements and obligations required by the Financing Documents.

               (c) No Material Adverse Change shall have occurred since the date of this Agreement.

               (d) No Default or event which, with the giving of notice or passage of time (or both), would constitute a Default under the terms of this Agreement shall have occurred.

         Section 6. No Third-Party Beneficiary. All conditions precedent to the obligation of the Lender to make the disbursement hereunder are imposed solely and exclusively for the benefit of the Lender and its assigns. No Person other than the Borrower and its Subsidiaries shall, under any circumstances, be deemed a beneficiary of this Agreement, or any of the terms or conditions hereof, any or all of which may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

         Section 7. Events of Default. The following shall constitute defaults (each a "Default") hereunder:

                  (i) The failure of the Borrower to pay when due any payment of interest or of principal due and payable under the Note.

                  (ii) The failure of the Borrower to keep, perform or observe any covenant, agreement, term or condition herein required to be kept, performed or observed by the Borrower under this Agreement, the Note or the Stock Pledge Agreement, unless such failure is cured within 30 days (or such shorter cure period deadline as specified herein) thereof.

                  (iii) The Borrower or any of the Banks (a) files a petition or has a petition filed against it under the Bankruptcy Code or any proceeding for the relief of insolvent debtors; (b) generally fails to pay its debts as such debts become due and payable; (c) has a custodian appointed for the Borrower or a guarantor or for the assets of any thereof; (d) benefits from or is subject to the entry of any order for relief by any court of insolvency; (e) makes an admission of insolvency seeking relief provided in the Bankruptcy Code or any other insolvency law; (f) makes an assignment for the benefit of creditors;
          (g) has a receiver appointed, voluntarily or otherwise, for its property; (h) suspends business; (i) permits a judgment in the amount of $250,000.00 or more to be obtained against it which is not promptly paid or promptly appealed and secured pending appeal; or (j) becomes insolvent, however otherwise evidenced.

                  (iv) The occurrence of a default under any of the Financing Documents.

                  (v) Any representation or certificate given or at any time hereafter required to be given hereunder shall be false or erroneous in any material respect when made.

                  (vi) (a) the OCC, the FDIC, the Federal Reserve, the South Carolina State Board of Financial Institutions or any other state or federal regulatory entity having or claiming jurisdiction over the Borrower or any Subsidiary shall issue any formal order, directive, Memorandum of Understanding, or cease and desist order involving the Borrower or any Subsidiary, which materially restricts or has a reasonable prospect of restricting the Borrower's ability to make the required payments when due pursuant to the Financing Documents and which is not resolved within 60 days in a manner acceptable to the Lender its reasonable discretion; or (b) the FDIC shall terminate its insurance coverage with respect to the Borrower or any of the Banks.

         Section 8. Remedies. Upon the occurrence of a Default, the Lender may, at its option, declare the entire indebtedness evidenced by the Note to be immediately due and payable and may exercise each and every other remedy granted herein, in the Stock Pledge Agreement, in the Financing Documents, or any other right, power, privilege or remedy, either at law, in equity or otherwise, to which the Lender may be entitled. All rights and remedies of the Lender shall be cumulative and the exercise of one right or remedy shall not be deemed to be an election of remedies to the exclusion of the exercise of other rights and remedies. No failure or delay by the Lender to exercise any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege or preclude any other or future exercise thereof.

         In addition to the remedies described above, Borrower acknowledges that a violation of any Covenant or event of Default will result in an increase in the interest rate on any amounts outstanding under the Note as well as any future advances, should the Lender elect to make future advances in the event of Default.

         Section 9. Confidentiality. The Lender acknowledges that any nonpublic information about the Borrower and its Subsidiaries provided to the Lender pursuant to this Agreement and the Financing Documents is the confidential business information of the Borrower (the "Information"). The Lender agrees that it will maintain the Information in confidence and will restrict access to the Information to those of its employees and agents who have a need to know the Information in order to make and administer the Revolving Loan contemplated by this Agreement. The Lender agrees that it will not use, and it will not permit its employees and agents to use, the Information for any purpose other than the making and administration of the Revolving Loan contemplated by this Agreement and specifically agrees that it will not use the Information in any way to compete with the Borrower. In addition, Borrower shall not disclose or provide the identity of the Lender to any third party. Notwithstanding the foregoing, Borrower may disclose the identity of the Lender (i) to those third parties who have a "need to know" such identity to enable them to perform their responsibilities to or on behalf of the Borrower and (ii) to the extent required by law, regulation or order of any court or regulatory agency having competent jurisdiction, provided that Borrower first notifies Lender and cooperates to protect the confidentiality thereof by all means reasonably available.

         Section 10.  Miscellaneous.

                  (a) This Agreement shall survive the disbursements of funds under the Note and shall remain in full force and effect until the later of the Maturity Date or such time as the Loans shall have been paid in full.

                  (b)  This   Agreement   may  be  executed  in  any  number  of
          counterparts, all of which taken together shall constitute but one and the same instrument.

                  (c) The covenants, terms and conditions herein contained shall bind (and the benefits and powers shall inure to) the respective successors and assigns of the parties hereto. The Borrower, however, shall not assign its rights or obligations under this Agreement unless such assignment has been consented to by the Lender in writing. Whenever used herein, the singular number shall include the plural, he plural the singular, and the term the "Lender" shall include any payee of the indebtedness hereby secured and any transferee or assignee thereof, whether by operation of law or otherwise.

                  (d) This Agreement shall be deemed to be a contract under the Laws of the State of South Carolina and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the Laws of that State of South Carolina without regard to the principles of the conflicts of laws thereof. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Note and the Stock Pledge Agreement, which when taken together, set forth the complete understanding and agreement of the parties with respect to matters referred to herein and therein.

                  (e) All notices, requests, demands, directions and other communications (collectively "Notices") under the provisions of this Agreement must be in writing (including telexed or telecopied communication) unless otherwise expressly permitted under this Agreement and must be sent by first-class or first-class express mail, private overnight or next business day courier, or by telex or telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given Notice will be effective when received. All Notices will be sent to the applicable party at the addresses stated below or in accordance with the last unrevoked written direction from such party to the other parties.

                           If to Borrower:   Peoples Bancorporation, Inc.
                                             Attention: Chief Executive Officer
                                             P.  O.  Box  1989   Easley,
                                             South Carolina 29641

                           If to Lender:     **************************
                                             Attention:  *******************
                                             *****************
                                             *****************************

         Section 11.  Definitions.

                  (a) "Bank Subsidiaries" means any banking Subsidiary of the Borrower, now or hereafter in existence, including but not limited to the Banks.

                  (b) "Capital" means all capital or all components of capital as defined from time to time by the primary federal regulator of the Borrower, the Banks, or each of the other Bank Subsidiaries (as the case may be).

                  (c) "Financing  Documents"  means and includes this Agreement, the Promissory Note, the Stock Pledge Agreement, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefore.

                  (d) "Material Adverse Change" shall mean a material adverse change in (a) the business, operations or condition (financial or otherwise) of either the Borrower or any Subsidiary; (b) the ability of the Borrower to perform any of its payment or other obligations under this Agreement or the ability of the Borrower to perform any of its obligations under any other Financing Document; (c) the legality, validity or enforceability of the obligations of the Borrower under this Agreement or under any other Financing Document; or (d) the ability of the Lender to exercise its rights and remedies with respect to, or otherwise realize upon, the Stock.

                  (e) "Non-performing Assets" shall include all nonaccrual loans, loans past due 90 days or more and still accruing, other impaired loans, and other real estate owned or acquired in satisfaction of indebtedness, and other collateral owned or acquired in satisfaction of indebtedness.

                  (f) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  (g) "Subsidiary" means each of the Bank Subsidiaries and any other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

                  (h) "Tier 1 Capital" means Tier 1 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

                  (i) "Tier 2 Capital" means Tier 2 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

                  (g) "Trust Preferred Indebtedness" means any indebtedness issued by the Borrower or any Subsidiary that qualifies as Tier 1 Capital or Tier 2 Capital.

                  (h) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

         IN WITNESS WHEREOF, this Agreement has been executed under seal by the parties hereto.

                                            BORROWER:

                                            PEOPLES BANCORPORATION, INC.  (SEAL)


                                         By:______________________________
                                                 R. Riggie Ridgeway
                                            Its: Chief Executive Officer


                                            LENDER:

                                            ************************** (SEAL)


                                          By:______________________________
                                                 *********************
                                            Its: *********************

                             STOCK PLEDGE AGREEMENT


         This Stock Pledge  Agreement (this  "Agreement"),  dated as of this 1st
day       of       October,       2008,       is      by       and       between
**************************************************** (the "Lender"), and PEOPLES
BANCORPORATION, INC., a South Carolina corporation and a bank holding company (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender have entered into that certain Loan Agreement and Promissory Note, dated of even date herewith, which are incorporated herein by reference thereto, pursuant to which the Borrower and the Lender agreed that the Lender shall extend credit to the Borrower in an amount as set forth in the Loan Agreement (as amended modified or supplemented from time to time, the "Loan Agreement") (capitalized terms used in this Agreement that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Agreement); and

         WHEREAS, the obligations of the Lender under the Loan Agreement and the Note are subject to the further condition, among others, that the Borrower grants to and creates in favor of the Lender a first priority security interest in the Pledged Shares (as hereinafter defined) pursuant to the terms and conditions as hereinafter provided except as otherwise specifically set forth herein.

         NOW, THEREFORE, in consideration of the Loan (as defined in the Loan Agreement), and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, and in order to induce the Lender to enter into the Loan Agreement and the Note and make the Loan, the Borrower, intending to be legally bound hereby, covenants and agrees as follows:

         Pledge. As security for the full and timely payment of the aggregate principal amount plus any accrued interest under the Loan (the "Debt") in accordance with the terms of the Financing Documents and the full and timely payment and performance of the obligations of the Borrower under the Financing Documents, the Borrower hereby grants a perfected first priority security interest in and pledges to the Lender all of the Borrower's right, title and interest in and to 832,605 shares, which represents 100% of the issued and outstanding common stock, of The Peoples National Bank; 700,000 shares, which represents 100% of the issued and outstanding common stock, of Bank of Anderson, N.A.; and 350,000 shares, which represents 100% of the issued and outstanding common stock, of Seneca National Bank, all wholly-owned subsidiaries of the Borrower, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (collectively, the "Pledged Shares).

         Upon execution and delivery of this Agreement, the Borrower shall deliver to the Lender certificates evidencing the Pledged Shares, accompanied by executed stock powers in blank with respect to the Pledged Shares in favor of the Lender, the rights of the Lender under which shall be exercisable only upon the occurrence of an Event of Default (as hereinafter defined), and by such other instruments or documents as the Lender or its counsel may reasonably request. The Borrower represents that it is the legal and equitable owner of, and has the complete and unconditional authority to pledge the Pledged Shares, and holds the same free and clear of all liens, charges, encumbrances and security interests except those in favor of Lender granted hereunder, and will defend its title thereto against the claims of all persons whomsoever. All of the Pledged Shares are duly authorized, validly issued, fully paid and nonassessable except as provided by 12 U.S.C. Section 55.

         The Borrower agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Shares, and upon the failure of the Borrower to do so, the Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to the Lender by the Borrower immediately upon demand therefor, with interest thereon until paid in full at the rate as set forth in the Note.

         Section 2. Sale or Transfer of the Note. Upon the transfer of all or any part of the indebtedness, the Lender may transfer all or any part of the Pledged Shares constituting the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Shares so transferred, and the transferee shall be vested with all the rights and powers of the Lender hereunder with respect to such Pledged Shares so transferred; but with respect to any Pledged Shares not so transferred, the Lender shall retain all rights and powers hereby given.

         Covenants, Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

                  There are no restrictions on the pledge or transfer of any of the Pledged Shares, other than restrictions referenced on the face of any certificates evidencing the Pledged Shares.

                  The Borrower is the legal owner of the Pledged Shares, which are registered in the name of the Borrower.

                  The Pledged Shares are free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Sections 1 and 3(a) above; and the Borrower will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Pledged Shares or assign, pledge or otherwise encumber any right to receive income from the Pledged Shares, other than in favor of the Lender.

                  The Borrower has the right to transfer the Pledged Shares free of any encumbrances and the Borrower will defend the Borrower's title to the Pledged Shares against the claims of all persons Any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Pledged Shares has been obtained.

                  The pledge of and grant of the security interest in the Pledged Shares is effective to vest in the Lender a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Pledged Shares as set forth herein.

         Voting Rights and Transfer.

                  So long as no Event of Default (as defined in Section 5 below) shall have occurred and be continuing and the Lender has not delivered the notice specified in subsection (b) below, the Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document or agreement executed in connection herewith.

                  Upon the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable law and regulations, at the option of the Lender exercised in a writing sent to the Borrower, all rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and the Lender shall thereupon have the sole right to exercise such voting and other consensual rights.

         Events of Default.

                  If any of the  following  occurs (each an "Event of Default"),
         (i) an event of Default under any of the Financing Documents, (ii) the failure by the Borrower to perform any of its obligations hereunder,
         (iii) the failure of the Lender to have a perfected first priority security interest in the Pledged Shares, or (iv) any restriction is imposed on the pledge or transfer of any of the Pledged Shares after the date of this Agreement without the Lender's prior written consent, then the Lender is authorized in its discretion to declare any or all of the Debt to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the UCC of South Carolina, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Pledged Shares at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best. Any such sale is subject to compliance by Lender and any purchaser with applicable state and federal banking laws and regulations.

                  At any bona fide public sale, and to the extent permitted by law, at any private sale, the Lender shall be free to purchase all or any part of the Pledged Shares, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released. Any such sale may be on cash or credit provided that any portion of the sales price which shall be due to the Borrower shall be paid in cash. The Lender will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Lender may adjourn any sale and sell at the time and place to which the sale is adjourned. The Lender shall provide the Borrower (at its address specified above) at least ten (10) days notice of any sale or other disposition of the Pledged Shares. Any purchase of the Pledged Shares by Lender is subject to Lender's compliance with applicable federal and state banking laws and regulations.

                  The Lender shall apply the net proceeds of any sale or liquidation of the Pledged Shares, first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection including, without limitation, reasonable attorneys' fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lender in its sole discretion may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law. If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency; provided, however, that nothing contained herein will obligate the Lender to proceed against the Borrower or any other party obligated under the Debt or against any other collateral for the Debt prior to proceeding against the Pledged Shares.

                  If any demand is made at any time upon the Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Debt and if the Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Borrower will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Lender. The provisions of this Section will be and remain effective notwithstanding the release of any of the Pledged Shares by the Lender in reliance upon such payment (in which case the Borrower's liability will be limited to an amount equal to the fair market value of the Pledged Shares determined as of the date such Pledged Shares were released) and any such release will be without prejudice to the Lender's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This subsection shall survive the termination of this Agreement.

         Dividends, Interest and Premiums. The Borrower will have the right to receive all cash dividends, interest and premiums declared and paid on the Pledged Shares prior to the occurrence of any Event of Default. In the event any additional shares are issued to the Borrower as a stock dividend or in lieu of interest on any of the Pledged Shares, as a result of any split of any of the Pledged Shares, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Lender and such shares will be subject to this Agreement and a part of the Pledged Shares to the same extent as the original Pledged Shares. At any time after the occurrence of an Event of Default, the Lender shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Pledged Shares, all of which shall be subject to the Lender's rights under Section 5 above.

         Further Assurances. The Borrower hereby irrevocably authorizes the Lender, at any time and from time to time, to execute (on behalf of the Borrower), file and record against the Borrower any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the UCC that the Lender may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Lender to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact to take any of the actions set forth in this Section 7 in the Borrower's name. This power of attorney is coupled with an interest with full power of substitution and is irrevocable.

         Continuing Validity of Obligations. The agreements and obligations of the Borrower hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Financing Documents or any other instrument or instruments now or hereafter evidencing the Debt or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations. Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Debt or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Debt in whole or in part, (ii) any extension of the time of payment of the Note or other instrument or instruments now or hereafter evidencing the Debt, or any part thereof, (iii) any compromise or settlement with respect to the Debt or any part thereof, or any forbearance or indulgence extended to the Borrower, (iv) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or secured, (v) any substitution, exchange, or release of a portion of, or failure to preserve, perfect or protect, or other dealing in respect of, the Pledged Shares or any other property or any security for the payment of the Debt or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower, (vii) any dissolution, liquidation or termination of the Borrower for any reason whatsoever or (viii) any other matter or thing whatsoever whereby the agreements and obligations of the Borrower hereunder, would or might otherwise be released or discharged. The Borrower hereby waives notice of the acceptance of this Agreement by the Lender.

         Defeasance. Notwithstanding anything to the contrary contained in this Agreement, upon payment in full of the Debt, performance of all obligations under the Loan Agreement, the Note and any other instrument or instruments evidencing the Debt, and termination of the Loan Agreement, this Agreement shall terminate and be of no further force and effect and the Lender's security interest in the Pledged Shares shall thereupon terminate. Upon termination of this Agreement, the Lender shall promptly return possession of the Pledged Shares to the Borrower.

         Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void. Except as specifically provided herein, this Agreement is not intended and shall not be construed to obligate the Lender to take any action whatsoever with respect to the Pledged Shares or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

         Miscellaneous.

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable, in whole or in part, in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

                  No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under the Financing Documents shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under the Financing Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lender under the Financing Documents are cumulative and not exclusive of any rights or remedies which it may otherwise have.

                  (c)  This   Agreement   may  be  executed  in  any  number  of
         counterparts, all of which taken together shall constitute but one and the same instrument.

                  The  section  headings  contained  in this  Agreement  are for
         reference   purposes   only  and  shall  not   control  or  affect  its
         construction or interpretation in any respect.

                  The UCC shall govern the settlement, perfection and the effect of attachment and perfection of the Lender's security interest in the Pledged Shares and the rights, duties and obligations of the Lender and the Borrower with respect to the Pledged Shares (whether or not the UCC applies to the Pledged Shares). This Agreement shall be deemed to be a contract under the Laws of the State of South Carolina and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the Laws of that State of South Carolina without regard to the principles of the conflicts of laws thereof.

                  The Borrower consents to the exclusive jurisdiction and venue of the federal and state Courts located in Richland County, South Carolina in any action on, relating to or mentioning the Financing Documents or any one or more of them.

                  (f) All notices, requests, demands, directions and other communications (collectively "Notices") under the provisions of this Agreement must be in writing (including telexed or telecopied communication) unless otherwise expressly permitted under this Agreement and must be sent by first-class or first-class express mail, private overnight or next business day courier, or by telex or telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given Notice will be effective when received. All Notices will be sent to the applicable party at the addresses stated below or in accordance with the last unrevoked written direction from such party to the other parties.


                           If to Borrower:    Peoples Bancorporation, Inc.
                                              Attention: Chief Executive Officer
                                              P. O. Box 1989
                                              Easley, SC  29641


                           If to Lender:      **************************
                                              Attention: **********************
                                              *******************
                                              *************************


                      [signatures appear on following page]

IN WITNESS WHEREOF, this Agreement has been executed under seal by the parties hereto.

                                            BORROWER:

                                            Peoples Bancorporation, Inc.  (SEAL)


                                         By:______________________________
                                                 R. Riggie Ridgeway
                                            Its: Chief Executive Officer


                                            LENDER:

                                            ************************** (SEAL)


                                         By:______________________________
                                                 **********************
                                            Its: **********************

                                 PROMISSORY NOTE

$15,000,000                                                      October 1, 2008

         FOR VALUE RECEIVED, on or before September 28, 2010 (the "Maturity Date"), the undersigned, PEOPLES BANCORPORATION, INC., a South Carolina corporation (referred to herein as "Maker"), promises to pay to the order of ********************************************** ("Payee"; Payee and any
subsequent holder(s) hereof are hereinafter referred to collectively as "Holder"), without grace except as provided for herein, at the office of Payee at *************************** *************, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or such other amount as may hereafter be outstanding hereunder, whichever is less, together with interest on the outstanding principal balance from the date hereof.

         This is a variable rate loan with an interest rate that may change as stated. Except as provided below, the interest rate on all Loans under this Note
(i) made prior to September 30, 2009 will be 2.40% above the following index rate: LONDON INTERBANK OFFERED RATE 90 DAY (LIBOR) and (ii) made after September 30, 2009 and before September 28, 2010 will be the 90-day LIBOR Rate plus two hundred seventy-five basis points (2.75). Provided, however, in no event shall the interest rate payable in respect of the indebtedness evidenced hereby exceed the maximum rate of interest from time to time allowed to be charged by applicable law (the "Maximum Rate"). The interest rate will be adjusted on the first business day of the month based on the LIBOR rate published in the Wall Street Journal on the first business day of the month. The interest rate on this note may change as often as every month beginning October 1, 2008. Interest will be calculated on an actual/360 basis. In addition, if Maker's ratio of Non-performing Assets to total assets (as defined in the Loan Agreement dated October 1, 2008) exceeds 1.5% but is less than 2.5%, the interest rate shall be the 90-day LIBOR Rate plus three hundred basis points (3.00). If Maker's ratio of Non-performing Assets to total assets exceeds 2.5% but is less than 3.5% the interest rate shall be the 90-day LIBOR Rate plus four hundred basis points (4.00). As stated in the Loan Agreement dated October 1, 2008, it shall be an event of Default if Maker's ratio of Non-performing Assets to total assets exceeds 3.5%, and upon such event of Default the interest rate shall be as set forth below. A change in the interest rate will take effect on the first business day of the month, and the amount of each scheduled payment will change accordingly.

         Payments of accrued interest on the outstanding principal balance hereunder shall be due and payable quarterly, in arrears, with the first interest payment due on December 29, 2008, and subsequent payments due on March 29, 2009, June 29, 2009, September 29, 2009, December 29, 2009, March 29, 2010,
June 29, 2010 and the Maturity Date, at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be due and payable in full. All such payments or other amounts due from Maker under this Note shall be payable at 2:00 p.m. (********************* time) on the day when due.

         All payments in respect of the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Note in such order as Holder elects, except that payments shall be applied to accrued interest before principal. Maker may prepay the principal amount and any accrued interest due hereunder at any time, in full or in part, without any penalty. The indebtedness evidenced by this Note is secured pursuant to the terms of a Stock Pledge Agreement dated October 1, 2008, between Maker and Payee. Maker shall also be subject to commitment and nonusage fees, as set forth under Section 1(c) of the Loan Agreement dated October 1, 2008.

         Any advance by Payee to Maker that is not evidenced by another instrument or agreement between the parties shall be conclusively presumed to have been made hereunder when such advance is either (1) upon instruction of Maker, deposited or credited to an account of Maker with Payee, notwithstanding that such advance was requested, orally or in writing, by someone other than Maker or that someone other than Maker is authorized to draw on such account and may or does withdraw the whole or part of such advance, or (2) made in accordance with the oral or written instructions of Maker. The entire balance of all advances hereunder that may be outstanding from time to time shall constitute a single indebtedness, and no single advance increasing the outstanding balance hereof shall itself be considered a separate loan, but rather an increase in the aggregate outstanding balance of the indebtedness evidenced hereby.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any Default, as defined in the Loan Agreement, shall occur; or should any default or event of default occur under any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to applicable cure period, then the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other outstanding sums advanced hereunder, under the Loan Agreement, or under any other instrument, document or agreement now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity.

         Upon any event of Default, as defined in the Loan Agreement, or any default or event of default under any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to applicable cure period, Holder may, at the option of Holder and upon notice to Maker, (a) accelerate and declare the entire outstanding principal balance of the indebtedness due and payable and (b) regardless of whether there has been an acceleration of the payment of principal as set forth herein, increase the interest rate on (i) the entire outstanding principal balance and any late fees, together with all accrued and unpaid interest, and (ii) any future principal amounts from advances under this Note, to the lesser of (i) the 90-day LIBOR Rate plus four hundred basis points (4.00), calculated as such LIBOR rate is adjusted from time to time, or (ii) the Maximum Rate. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

         To the extent permitted by applicable law, Maker shall pay to Holder a late charge equal to four percent (4%) of any monthly payment hereunder that is not received by Holder within fifteen (15) days of the date on which it is due, in order to cover the additional expenses incident to the handling and processing of delinquent payments; provided, however, that nothing in this provision shall be deemed to waive any other right or remedy of the Holder hereof by reason of Maker's failure to make payments when due hereunder.

         In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any indorsers hereof agree to pay a reasonable attorney's fee, all court and other costs, and the reasonable costs of any other collection efforts.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. Unless otherwise specifically agreed by Holder in writing, the liability of Maker and all other persons now or hereafter liable for payment of the indebtedness evidenced hereby, or any portion thereof, shall not be affected by
(1) any renewal hereof or other extension of the time for payment of the indebtedness evidenced hereby or any amount due in respect thereof, or (2) the release of or resort to any person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Maker so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note has been negotiated, executed and delivered in the State of South Carolina, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, except to the extent that Federal law may be applicable to the determination of the Maximum Rate.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.


                      [signature appears on following page]

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                        MAKER:

                                        PEOPLES BANCORPORATION, INC.      (SEAL)


                                        By:
                                           -------------------------------------
                                           R. Riggie Ridgeway
                                        Its:   Chief Executive Officer